UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2009

McIntosh Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

000-49766	58-1922861
(Commission File Number)	(IRS Employer Identification No.)

210 South Oak Street, Jackson, Georgia	30233
(Address of principal executive offices)	(Zip Code)

(770) 775-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Thurman Willis, the President and Chief Operating Officer of McIntosh Bancshares, Inc. (the “Company”) and a director of the Company and its wholly owned subsidiaries, McIntosh State Bank and McIntosh Financial Services, Inc., has notified the Company that he plans to retire for health reasons effective December 31, 2009. Pursuant to his notification letter delivered to the Company on December 8, 2009, he will resign from all of his positions held with the Company and its subsidiaries effective December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MCINTOSH BANCSHARES, INC.

DATE: December 14, 2009	By:	/s/ William K. Malone
William K. Malone
Chief Executive Officer